Taxes	12 Months Ended
Dec. 31, 2017
Taxes [Abstract]
Taxes Disclosure [Text Block]
Note 19 – Taxes

Taxes Payable

Taxes payable as of December 31, 2017 and 2016 consist of the following:

	December 31, 2017	December 31, 2016

Corporation income tax payable	$551,610	$441,084
Other tax payable	244,572	279,408

Total	$796,182	$720,492

Corporation Income Tax (“CIT”)

Tantech BVI was incorporated in the BVI and is not subject to income taxes under the current laws of BVI.

USCNHK and Euroasia are holding companies registered in Hong Kong and has no operating profit for tax liabilities.

Tantech Bamboo was registered in the PRC and is subject to corporate income tax at a reduced rate of 15% starting from 2008 when it was approved by local government as a high-tech company.

Tantech Energy was registered in the PRC and is also subject to corporate income tax at a reduced rate of 15% starting from 2013 when it was approved by local government as a high-tech company. Lishui Tantech Energy, Jiamu, Jiyi, Wangbo, Bamboo Tourism, Tantech Charcoal, Tantech Babiku and Tanbo Tech are all subject to income tax at unified rate of 25%. E-Motors was approved by local government as a high –Tech company on December 7, 2017 and was subject to income tax rate of 15%.

The impact of the tax holidays noted above decreased foreign taxes by $899,503 and $906,131 for the years ended December 31, 2017 and 2016, respectively. The benefit of the tax holidays on net income per share (basic and diluted) was $0.03 for both years ended December 31, 2017 and 2016.

The following table reconciles PRC statutory rates to the Company’s effective tax rates for the years ended December 31, 2017 and 2016:

	Years ended December 31,
	2017	2016	2015
Statutory PRC income tax rate	25%	25%	25%
Favorable tax rate impact (a)	(10)%	(10)%	(12)%
Permanent difference	2%	1%	5%
Changes of deferred tax assets valuation allowances	17%	-%	5%
Total	34%	16%	23%

(a) Two of the Company’s subsidiaries, Tantech Bamboo and Tantech Energy are subject to tax rate of 15%.

The provision for income tax consisted of the following:
	Years ended December 31,
	2017	2016	2015
Current	$1,334,254	$1,465,744	$2,115,915
Deferred	193,749	(98,474)	-
Total	$1,528,003	$1,367,270	$2,115,915

Significant components of deferred tax assets and liabilities are as follows:

	December 31, 2017	December 31, 2016
Deferred tax assets:
Allowance for doubtful accounts and other reserves	$1,682,706	$564,556
Valuation allowance	(1,682,706)	(470,403)
Total	$-	$94,153

Deferred tax liability:
Increase in fair value of intangible assets acquired through acquisition	$2,086,086	$-
Total	$2,086,086	$-

At December 31, 2017, the Company has provided full valuation allowance for deferred tax assets that the Company estimated the Company could not realize due to expected future operating loss in certain entities. As of December 31, 2017, and 2016, the valuation allowance was $1,682,706 and $470,403, respectively, and the net change in the valuation allowance was increased to $1,212,303 for the year ended December 31, 2017. The Company’s management reviews this valuation allowance periodically and makes adjustments as necessary.